UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 12, 2023

Date of Report (Date of earliest event reported)

DBV Technologies S.A.

(Exact name of registrant as specified in its charter)

France	001-36697	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177-181 avenue Pierre Brossolette 92120 Montrouge France	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +33 1 55 42 78 78

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value €0.10 per share	n/a	The Nasdaq Stock Market LLC*
American Depositary Shares, each representing one- half of one ordinary share, nominal value €0.10 per share	DBVT	The Nasdaq Stock Market LLC

*	Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 12, 2023, the Company held its Annual Combined Meeting of Shareholders (“Annual General Meeting”). At the Annual General Meeting, the Company’s shareholders voted on the forty-one proposals set forth below. The voting results with respect to each matter voted upon at the Annual General Meeting are set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 24, 2023.

Within the authority of the Ordinary Shareholders’ Meeting:

1.	The resolution approving the annual financial statements for the year ended December 31, 2022 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,551,630	126,120	62,217

2.	The resolution approving the consolidated financial statements for the year ended December 31, 2022 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,551,630	126,120	62,217

3.	The resolution allocating income for the year ended December 31, 2022 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,642,650	43,100	54,217

4.	The resolution allocating the accumulated deficit to the share premium account was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,635,409	50,504	54,054

5.	The resolution regarding the statutory auditors’ special report on regulated agreements and acknowledgement of the absence of new regulated agreements was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,635,318	47,865	56,784

6.	The resolution ratifying the provisional appointment of Mrs. Danièle Guyot-Caparros as director was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,522,135	86,367	131,465

7.	The resolution renewing Mrs. Maïlys Ferrère, as director was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
49,245,450	1,363,323	131,194

8.	The resolution renewing Mr. Daniel Tassé, as director was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,520,746	172,006	47,215

9.	The resolution renewing Mr. Michael J. Goller, as director was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
49,024,437	1,668,316	47,214

10.	The resolution renewing the term of office of Deloitte & associés as Statutory Auditor was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,602,485	95,530	41,952

11.

The resolution approving the information set out in section I of Article L.22-10-9 of the French Commercial Code on the compensation of corporate officers for the year ended December 31, 2022 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,089,302	588,824	61,841

12.

The resolution approving the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2022 to Mr. Michel de Rosen, Chairman of the Board of Directors was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,354,927	263,947	121,093

13.

The resolution approving the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2022 to Mr. Daniel Tassé, Chief Executive Officer was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,907,036	1,185,892	647,039

14.	The resolution regarding the advisory opinion on the compensation of named executive officers other than the Chief Executive Officer was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,887,146	1,198,556	654,265

15.	The resolution approving the compensation policy for the Chairman of the Board of Directors for the year ending December 31, 2023 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,859,732	1,819,298	60,937

16.	The resolution approving the compensation policy for the Directors for the year ending December 31, 2023 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,866,841	1,811,259	61,867

17.	The resolution approving the compensation policy for the Chief Executive Officer and Deputy Chief Executive Officer for the year ending December 31, 2023 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,874,751	1,217,169	648,047

18.

The resolution authorizing the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L.22-10-62 of the French Commercial Code was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,526,738	165,715	47,514

Within the authority of the Extraordinary Shareholders’ Meeting:

19.

The resolution delegating powers the Board of Directors for the company to cancel the shares bought back pursuant to Article L.22-10-62 of the French Commercial Code was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,520,699	172,281	46,987

20.

The resolution delegating powers to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares with pre-emptive rights was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,971,376	1,721,772	46,819

21.

The resolution delegating powers to the Board of Directors to issue ordinary shares and/ or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without pre-emptive rights, by means of a public offer (excluding the offers set out in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code), and/or as consideration for securities in the context of a public exchange offer was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,929,701	1,756,988	53,278

22.

The resolution delegating powers to the Board of Directors to issue ordinary shares and/ or equity securities giving access, as the case may be, to equity securities or to the allocation of debt securities (of the Company or a group company), and/or securities giving access to ordinary shares (of the Company or a group company), without pre-emptive rights, by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,977,610	1,709,129	53,228

23.

The resolution authorizing, in the event of an issue without pre-emptive rights, to set the issue price according to the terms set by the General Meeting, within a limit of 10% of the capital per year was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,904,613	1,784,758	50,596

24.

The resolution delegating powers to the Board of Directors to issue ordinary shares, giving, as the case may be, access to ordinary shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to ordinary shares (of the Company or a group company), with pre-emptive subscription rights waived in favor of a category of persons meeting specified characteristics was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,894,381	1,794,047	51,539

25.

The resolution delegating powers to the Board of Directors to decide on the issue of ordinary shares to be issued immediately or in the future by the Company, with pre-emptive subscription rights waived in favor of a category of persons meeting specified characteristics within the framework of an equity financing agreement on the United States stock market known as “At-The-Market” or “ATM Program” was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,893,615	1,795,504	50,848

26.

The resolution delegating powers to the Board of Directors, in the case of a capital increase with existing shareholders’ preferential subscription rights maintained or waived, to increase the number of shares to be issued in the event of excess demand for subscriptions was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,915,780	1,771,547	52,640

27.

The resolution delegating powers to the Board of Directors to increase the capital by means of the issue of ordinary shares and/or securities giving access to the capital, up to the limit of 10% of the capital, in consideration for contributions in kind of securities or securities giving access to the capital was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,429,304	262,164	48,499

28.

The resolution delegating powers to the Board of Directors for the purpose of deciding on any operation of merger-absorption, demerger, or partial contribution of assets was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,517,102	1,974,162	248,703

29.

The resolution delegating powers to the Board of Directors to issue ordinary shares giving, as the case may be, access to ordinary shares or to the allocation of debt securities (of the Company or of a Group company), and/or securities giving access to ordinary shares (of the Company or of a Group company), in the context of an operation of merger, demerger or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the twenty-eighth resolution was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,921,208	1,570,525	248,234

30.

The resolution regarding the overall limit on the maximum authorized amounts set under the resolutions twenty-first, twenty-second, twenty-fourth, twenty-fifth, twenty-sixth, twenty-seventh and twenty-ninth resolutions was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,464,864	221,608	53,495

31.	The resolution delegating powers to the Board of Directors to increase the capital by means of the incorporation of reserves, profits and/or premiums was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,592,273	102,263	45,431

32.

The resolution delegating powers to the Board of Directors to increase the capital by the issue of ordinary shares and/or securities giving access to the capital, with pre-emptive subscription rights waived in favor of the members of a company savings plan pursuant to Articles L.3332-18 and seq. of the French Labor Code was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,411,548	282,610	45,809

33.

The resolution delegating powers to the Board of Directors to issue stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) with pre-emptive subscription rights waived in favor of a category of persons was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,447,512	2,239,507	52,948

34.

The resolution authorizing the Board of Directors to allocate for free existing and/or to be issued shares to employees and/or certain corporate officers of the company or related companies or economic interest groups was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,413,927	2,276,090	49,950

35.

The resolution authorizing the Board of Directors to grant options to subscribe and/or purchase shares (stock options) to employees and/or certain officers of the Company or related companies or economic interest groups was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
48,429,361	2,260,368	50,238

36.	The resolution regarding amendment of Article 11 of the by-laws was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,433,500	224,444	82,023

37.	The resolution regarding amendment of Article 20 of the by-laws was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,433,736	223,774	82,457

38.	The resolution regarding amendment of Article 21 of the by-laws was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,448,222	209,207	82,538

39.	The resolution regarding amendment of Article 18 of the by-laws was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,449,262	208,210	82,495

40.	The resolution regarding amendment of Article 23 of the by-laws was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,449,390	208,270	82,307

Within the authority of the Ordinary Shareholders’ Meeting:

41.	The resolution regarding powers to complete formalities was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
50,519,741	166,225	54,001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2023	DBV TECHNOLOGIES S.A.

	By:	/s/ Sébastien Robitaille
	Name:	Sébastien Robitaille
	Title:	Chief Financial Officer